EXHIBIT 99.1
------------

                                  William Tay
                          2000 Hamilton Street, #943
                            Philadelphia, PA 19130


March 8, 2011

To: Acantha Acquisition Corp. (the "Company")

Re: Resignation as Officer and Director

Dear Sirs,

I hereby tender my resignation as a Director and as President, Chief Executive Officer, Secretary and Treasurer of Acantha Acquisition Corp., a Delaware corporation (the "Company"), to be effective March 10, 2011.

I hereby waive and renounce any claim against the Company, including any claim for accrued but unpaid wages, severance, compensation or benefits.

My resignation does not in any way imply or infer any dispute or disagreement relating to the Company's operations, policies or practices.

I wish the Company much success in its future endeavors.

Sincerely,



/s/ William Tay
------------------------------
William Tay

                           UNANIMOUS WRITTEN CONSENT
                         BY THE BOARD OF DIRECTORS OF
                           ACANTHA ACQUISITION CORP.
                            A DELAWARE CORPORATION
                             IN LIEU OF A MEETING

       Pursuant to the Delaware General Corporation Law, as amended, which provides that any action required to be taken at a meeting of the board of directors of a Delaware corporation may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all of the directors, the undersigned, being all of the directors of ACANTHA ACQUISITION CORP., a Delaware corporation (the "Corporation"), do hereby waive any and all notices that may be required to be given with respect to a meeting of the directors of the Corporation and do hereby take, ratify, affirm, and approve the following actions:

       RESOLVED, that the number of board seats is hereby increased to two (2), and ANTONIO BECCARI is hereby appointed as Director of the Corporation to fill the newly created board seat, to hold such office until the next annual meeting of shareholders;

       RESOLVED, that the resignation of WILLIAM TAY as President, Secretary, Treasurer and Director of the Corporation is hereby accepted, and the number of board seats is hereby decreased to two (2);

       RESOLVED, that ANTONIO BECCARI is hereby appointed as President, Chief Executive Officer, Secretary and Treasurer of the Corporation;

       RESOLVED, that the appropriate officers of the Corporation be, and they hereby are, authorized and directed to take all such further actions and to execute and deliver all such instruments and documents in the name and on behalf of the Corporation, and under its corporate seal or otherwise, as in their judgment shall be necessary, proper, or advisable in order to fully carry out the intent and to accomplish the purposes of the foregoing resolutions.

       The undersigned, being all of the directors of the Corporation, hereby unanimously consent to, approve, and adopt the foregoing actions as of the 8th of March, 2011, notwithstanding the actual date of the signing.




                                        /s/ William Tay
                                        ------------------------------------
                                        WILLIAM TAY




                                        /s/ Antonio Beccari
                                        ------------------------------------
                                        ANTONIO BECCARI

I, ANTONIO BECCARI, hereby accept my appointment as Director, President, Chief Executive Officer, Secretary and Treasurer of Acantha Acquisition Corp., a Delaware corporation.


/s/ ANTONIO BECCARI
------------------------------------
ANTONIO BECCARI
Dated: March 8, 2011




I, William Tay, hereby resign as President, Chief Executive Officer, Secretary, Treasurer and Director of Acantha Acquisition Corp., a Delaware corporation, to be effective on March 10, 2011.

I, William Tay, hereby waive and renounce any claim against said corporation, including any claim for accrued but unpaid wages, severance, compensation or benefits.



/s/ William Tay
------------------------------------
William Tay
Dated: March 8, 2011